Smith Barney California Municipals Fund Inc.

Supplement dated April 27, 1998 to
Prospectus dated June 27, 1997

The following information supplements the information in the Prospectus under "Investment Objectives and Management Policies"

Zero Coupon Bonds
The Fund may also in zero coupon bonds. Such bonds carry an additional risk that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such bonds is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.


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